UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08886

DWS Equity Partners Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	05/31

Date of reporting period:	11/30/06

ITEM 1.               REPORT TO STOCKHOLDERS

NOVEMBER 30, 2006

Semiannual Report
to Shareholders

DWS Equity Partners Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Investment Management Agreement Approval

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund has stock market and equity risks, which means stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary November 30, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charge.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for Class A, B, C and Institutional shares for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on October 28, 1998 are derived from the historical performance of Class A shares of DWS Equity Partners Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 11/30/06
DWS Equity Partners Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	9.19%	13.06%	12.37%	8.97%	9.73%
Class B	8.75%	12.18%	11.52%	8.15%	8.91%
Class C	8.75%	12.22%	11.52%	8.15%	9.07%
Institutional Class	9.33%	13.39%	12.66%	9.25%	10.01%
S&P 500® Index+	11.33%	14.23%	11.82%	6.08%	8.05%

* Total returns shown for periods less than one year are not annualized.

Sources: Lipper Inc. and Investment Company Capital Corporation

Net Asset Value Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 11/30/06	$ 31.36	$ 29.47	$ 29.47	$ 31.64
5/31/06	$ 28.72	$ 27.10	$ 27.10	$ 28.94
Class A Lipper Rankings — Multi-Cap Core Funds Category as of 11/30/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	473	of	906	53
3-Year	228	of	628	37
5-Year	111	of	464	24
10-Year	68	of	188	36

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Partners Fund — Class A [] S&P 500 Index+

Yearly periods ended November 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 11/30/06
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,656	$13,373	$14,483	$23,858
	Average annual total return	6.56%	10.17%	7.69%	9.08%
Class B	Growth of $10,000	$10,918	$13,670	$14,697	$23,477
	Average annual total return	9.18%	10.98%	8.01%	8.91%
Class C	Growth of $10,000	$11,222	$13,870	$14,797	$23,817
	Average annual total return	12.22%	11.52%	8.15%	9.07%
S&P 500 Index+	Growth of $10,000	$11,423	$13,980	$13,433	$21,698
	Average annual total return	14.23%	11.82%	6.08%	8.05%
DWS Equity Partners Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,133,900	$1,429,900	$1,556,300	$2,596,400
	Average annual total return	13.39%	12.66%	9.25%	10.01%
S&P 500 Index+	Growth of $1,000,000	$1,142,300	$1,398,000	$1,343,300	$2,169,800
	Average annual total return	14.23%	11.82%	6.08%	8.05%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2006 to November 30, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2006
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,091.90	$ 1,087.50	$ 1,087.50	$ 1,093.30
Expenses Paid per $1,000*	$ 6.35	$ 10.41	$ 10.20	$ 4.83
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 6/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 11/30/06	$ 1,019.00	$ 1,015.09	$ 1,015.29	$ 1,020.46
Expenses Paid per $1,000*	$ 6.12	$ 10.05	$ 9.85	$ 4.66

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Equity Partners Fund	1.21%	1.99%	1.95%	.92%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Lee S. Owen discusses the performance and strategy of DWS Equity Partners Fund during the six-month period ended November 30, 2006.

Q: How did the fund perform during the semiannual reporting period?

A: Despite a rough start, the US stock market delivered a strong performance during the past six months. As the period began, stock prices were under pressure from a litany of investor concerns, including violence in the Middle East, high oil prices and concerns that rising inflation pressures would force the US Federal Reserve Board (the Fed) to continue raising interest rates. These fears began to subside by mid-July, as overseas tensions calmed, the price of oil fell sharply and investors began to factor in the possibility of a "Goldilocks" economy (i.e., not too hot and not too cold). The result was an impressive rally for the stock market that began in the second half of July and continued with virtually no interruption through the end of the period.

From the standpoint of the fund, the drop in oil prices and the pause in the Fed's long series of rate hikes were notable developments. This marks a reversal from the trends of the past two and a half years, when high oil prices led to strength in the energy sector — where the fund holds a below-benchmark weighting — and rising rates caused comparative weakness in financials — where the fund's weighting is higher than that of the benchmark. Although these shifts in the investment backdrop have not yet been reflected in the fund's performance results, we are encouraged that these important trends have begun to turn in a more favorable direction.

The fund's Class A shares underperformed the broader market for the period, returning 9.19%. In comparison, its benchmark, the Standard & Poor's 500® (S&P 500) Index, returned 11.33%.1 However, we are pleased to report that the fund has outperformed both the S&P 500 and its Lipper peer group over the three-, five- and 10-year periods. Given our longer-term approach to investing, we believe our results over the extended time frames provide a more effective measure of our performance as managers than a six-month snapshot:

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of all distributions and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Multi-Cap Core Funds category comprises funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period. Multi-cap funds will generally have 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap Core Funds have wide latitude in the companies in which they invest. These funds normally compare their average price-to-earnings ratios, price-to-book ratios and three-year earnings growth figures with the US diversified multi-cap equity funds universe average. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

	Annualized Returns as of November 30, 2006
	3-Year	5-Year	10-Year
DWS Equity Partners Fund — Class A	12.37%	8.97%	9.73%
S&P 500 Index	11.82%	6.08%	8.05%
Lipper Multi-Cap Core Funds category average[2]	11.25%	6.79%	8.57%

(Fund returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.)

Q: What individual stocks contributed to performance?

A: Five stocks stand out as notable contributors: First Marblehead Corp., Mastercard, Inc., Comcast Corp., Berkshire Hathaway, Inc. and Wellpoint, Inc.

First Marblehead: We see the fund's success in this stock as an excellent example of our investment process at work. Its shares declined dramatically during 2005 due to a series of negative events that were unrelated to the company's strong business model. We believed the company — which securitizes and services student loans — had strong prospects due to its status as a top player in the fastest-growing area of consumer finance, meaning that the market's reaction to the news was extremely exaggerated. Our decision to buy First Marblehead when it was unpopular has paid off. Its shares have reached new highs as the renewal of existing contracts, along with the signing of new clients, has resulted in vigorous earnings growth and an improved outlook for the company. The stock closed the period at $74.84, compared with the fund's average cost of $25.72.3

3 Both the stock price and the fund's average cost were reduced following First Marblehead's 3-2 stock split on December 5, 2006.

How is the fund managed?

"We focus on individual stock selection rather than trying to predict the direction of the economy or the performance of particular sectors or the market as a whole. We look for stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered "value stocks," since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management teams and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations."

Portfolio Manager Lee Owen

Mastercard: We purchased shares of this credit card giant at its initial public offering price of $39 on May 24, 2006, believing this price significantly undervalued the company. This view has since been borne out, as reflected by the jump in its stock price to $101.75 at the close of the period. Despite this substantial rally, we have held on to all the fund's shares in Mastercard based on what we see as its excellent long-term business prospects.

Comcast: This stock has been in the fund for a little over two years, but its shares were stagnant until April 2006. We originally purchased Comcast on the belief that it was inexpensive on a variety of metrics, but the stock remained out of favor with investors for quite some time. The market has now come around to our way of thinking, which is that the company's "triple play" offering of voice, cable and Internet services provides it with a strong competitive position. Although we believe the stock is now more fairly valued at its November 30 close of $40.46 than it was at the time of our initial purchase — which was executed at an average cost of $27.50 per share — we continue to hold the stock in the fund on the basis of its favorable growth outlook.

Berkshire Hathaway: A long-time fund holding and traditional favorite of value investors, Warren Buffet's company delivered outstanding returns during the time period. While Buffet is perhaps best known for his successful investments in well-known consumer stocks, Berkshire in fact is largely an insurance company. As such, it derived a substantial benefit from the quiet nature of this year's hurricane season. Insurance-related shares were under pressure heading into the summer, as predictions of another active season frightened investors. When the hurricane season passed without major incident, insurance stocks picked up, and Berkshire — which had written a substantial amount of new business at rich premiums a year ago — reaped an outsized benefit in terms of both earnings and share price appreciation. The stock's B shares closed the period at $3,555 a share, versus the fund's average cost of $2,173.

Wellpoint: While the shares of this managed care provider produced only a modest gain during the period, the position made a significant contribution to performance due to its large weighting within the portfolio: 6.9% of net assets as of November 30. We continue to hold the view that the stock is undervalued given the company's growth prospects and high-quality management team.

Q: What individual holdings hurt performance?

A: The three largest detractors during the semiannual period were AmeriCredit Corp., CONSOL Energy, Inc. and Cendant Corp.

AmeriCredit: In the May 2006 annual report to shareholders, we cited this stock as being one of the top contributors to performance. Beginning in June, however, the stock began a downtrend from its May 31, 2006, close of $29.04 to a low of $22.17 on August 25, 2006. AmeriCredit recovered somewhat in the latter half of the period, but was still a detractor for the full six months. The reason for this decline was the company's presence in the sub-prime market for auto loans at a time when fears of a slowing US economy hurt sub-prime lenders of all kinds. We remain confident in AmeriCredit's earnings outlook despite the price decline, and we continue to hold the stock in the portfolio.

CONSOL: This holding was very successful for the fund from the time of our initial purchase in October 2003 to its peak in early July of this year, as the rising prices of oil and natural gas led to increased demand for less expensive alternatives such as coal. However, the stock fell sharply in the third calendar quarter in conjunction with the rapid pullback in energy prices. We held on to the position, believing that its long-term contracts make the company less vulnerable to swings in commodity prices than a typical energy company. As a result, we maintain a positive outlook regarding Consol's earnings potential.

Cendant: On July 31, 2006, this company split itself into three parts so the market value of the separate businesses would, in total, better reflect the intrinsic value that was not being realized when the various parts were a single, combined entity. The three new companies are Avis Budget Group, Inc., Realogy Corp. and Wyndham Worldwide Corp. While we believe this decision is likely to pay off in the long term, Cendant's stock came under short-term pressure prior to the split, and shares of the three new entities traded sharply lower in their first week on the market. This weakness was likely the result of selling by investors who did not want to own smaller positions in one or more of the new companies. We believe all three stocks became artificially undervalued as a result, and we therefore continued to hold them in the portfolio on the belief that this value would be recognized in time. We are encouraged that all three have traded significantly higher off of their August lows.

Q: Was there any notable portfolio activity during the past six months?

A: Our buy and sell activity was light, which is consistent with our long-term approach and the low turnover nature of the fund. Two new purchases are worth discussing, however. First, we bought shares of UnitedHealth Group, Inc., which is in the same industry as Wellpoint. The stock declined precipitously in the first half of the year when the company was swept up in the scandal related to the backdating of options grants.4 Believing this short-term concern created a longer-term buying opportunity, we took advantage of the downdraft to initiate a position in the stock in June. We also purchased shares of Omnicare, Inc., the largest US provider of prescription drugs to nursing homes and other institutions. This company also was victimized by short-term issues, namely concerns about a specific contract as well as the impact of the new Medicare Part D program, but here too we saw a long-term value opportunity.

4 Options grants refer to companies' use of options as a form of executive compensation. During 2006, many companies came under scrutiny for dating these options in such a way as to provide their executives with a more lucrative pay package.

Q: Do you have any closing comments for shareholders?

A: Much of what shareholders may have read and heard throughout the autumn would indicate that the market is in the midst of an unsustainable, speculative rally. However, we believe this is not the case. In our view, the market as a whole is reasonably priced in relation to both its earnings prospects and the yields available on bonds. In the fund's May annual report, we noted that stocks are often measured by what is known as the "earnings yield," or earnings divided by stock prices. This measures the theoretical "yield" stocks provide via their underlying earnings. Currently, the earnings yield of the US market is about 6.2%, compared with the 4.46% yield offered by 10-year US Treasuries as of November 30, 2006. This represents an even larger gap than was the case just six months ago, indicating that market psychology, if anything, may in fact be too negative.

We continue to hold a portfolio of stocks that offer inexpensive valuations, strong free cash flows and a track record of deploying that cash flow in an intelligent fashion. Additionally, we believe the majority of the companies we hold in the fund can continue to deliver strong financial results in both good times and bad — a potential positive if the economy slows in 2007. Further, we believe the headwinds of rising energy prices and higher interest rates are now largely behind us. In our view, this increases the likelihood that the value we see in the fund's equity holdings ultimately will be recognized by the market.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	11/30/06	5/31/06

Common Stocks	95%	95%
Cash Equivalents	5%	5%
	100%	100%
Sector Diversification (As a % of Common Stocks)	11/30/06	5/31/06

Financials	33%	31%
Industrials	16%	20%
Health Care	13%	12%
Consumer Discretionary	13%	12%
Information Technology	8%	7%
Telecommunications Services	8%	7%
Energy	6%	7%
Consumer Staples	3%	3%
Materials	—	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at November 30, 2006 (40.6% of Net Assets)
1. WellPoint, Inc. Provider of health care services	6.9%
2. Canadian National Railway Co. Operator of railroads	5.5%
3. First Marblehead Corp. Provider of services for private education lending	5.2%
4. Prudential Financial, Inc. Provider of financial services	4.1%
5. Berkshire Hathaway, Inc. Provider of insurance nationwide	3.7%
6. American Standard Companies, Inc. Manufacturer of air conditioning systems, bathroom and kitchen fixtures	3.6%
7. Freddie Mac Facilitator of mortgages and issuer of mortgage-backed securities	3.1%
8. Citigroup, Inc. Provider of diversified financial services	3.0%
9. Comcast Corp. Develops, manages and operates hybrid fiber-coaxial broadband cable communications networks	2.8%
10. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	2.7%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of November 30, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 94.0%
Consumer Discretionary 11.8%
Auto Components 0.6%
BorgWarner, Inc.	44,000	2,543,200
Hotels Restaurants & Leisure 1.0%
Wyndham Worldwide Corp.*	140,010	4,443,917
Media 7.3%
Clear Channel Communications, Inc.	211,600	7,439,856
Comcast Corp."A"*	309,300	12,514,278
LodgeNet Entertainment Corp.*	102,503	2,424,196
R.H. Donnelley Corp.*	104,231	6,462,322
Time Warner, Inc.	205,000	4,128,700
		32,969,352
Specialty Retail 2.9%
American Eagle Outfitters, Inc.	75,688	3,419,584
TJX Companies, Inc.	353,800	9,701,196
		13,120,780
Consumer Staples 3.2%
Food & Staples Retailing 1.7%
Costco Wholesale Corp.	150,000	7,839,000
Tobacco 1.5%
Altria Group, Inc.	81,200	6,837,852
Energy 6.0%
Oil, Gas & Consumable Fuels
CONSOL Energy, Inc.	198,000	7,268,580
Kinder Morgan Management LLC* (a)	264,085	12,147,910
Magellan Midstream Holdings LP (a)	341,300	7,624,642
		27,041,132
Financials 31.1%
Commercial Banks 2.1%
Wells Fargo & Co.	271,200	9,557,088
Consumer Finance 8.7%
AmeriCredit Corp.* (a)	463,800	10,876,110
Capital One Financial Corp.	65,400	5,093,352
First Marblehead Corp.	313,800	23,484,792
		39,454,254
Diversified Financial Services 3.0%
Citigroup, Inc.	272,372	13,506,928
Insurance 8.8%
Aon Corp.	120,000	4,281,600
Berkshire Hathaway, Inc."B"*	4,700	16,708,500
Prudential Financial, Inc.	227,000	18,495,960
		39,486,060
Real Estate Investment Trusts 3.0%
American Financial Realty Trust (REIT) (a)	900,000	10,584,000
American Home Mortgage Investment Corp. (REIT) (a)	81,000	2,864,970
		13,448,970
Real Estate Management & Development 1.0%
Realogy Corp.*	175,012	4,566,063
Thrifts & Mortgage Finance 4.5%
Countrywide Financial Corp.	152,400	6,053,328
Freddie Mac	209,700	14,083,452
		20,136,780
Health Care 11.8%
Health Care Providers & Services 11.7%
Cardinal Health, Inc.	55,000	3,554,100
Coventry Health Care, Inc.*	250,100	12,037,313
Laboratory Corp. of America Holdings*	10,000	708,000
Omnicare, Inc. (a)	48,000	1,905,120
UnitedHealth Group, Inc.	75,000	3,681,000
WellPoint, Inc.*	409,600	30,994,432
		52,879,965
Pharmaceuticals 0.1%
Pfizer, Inc.	8,000	219,920
Industrials 15.1%
Aerospace & Defense 1.7%
United Technologies Corp.	119,000	7,679,070
Airlines 1.2%
Southwest Airlines Co.	347,000	5,451,370
Building Products 3.6%
American Standard Companies, Inc.	360,000	16,131,600
Industrial Conglomerates 2.6%
Tyco International Ltd.	380,800	11,534,432
Marine 0.2%
Eagle Bulk Shipping, Inc. (a)	60,000	1,001,400
Road & Rail 5.8%
Avis Budget Group, Inc.	70,005	1,432,302
Canadian National Railway Co.	528,000	24,852,960
		26,285,262
Information Technology 7.6%
Computers & Peripherals 3.5%
Hewlett-Packard Co.	185,000	7,300,100
International Business Machines Corp.	91,800	8,438,256
		15,738,356
IT Services 4.1%
First Data Corp.	281,579	7,109,870
MasterCard, Inc."A" (a)	50,900	5,179,075
Western Union Co.*	281,579	6,420,001
		18,708,946
Telecommunication Services 7.4%
Diversified Telecommunication Services 0.9%
Iowa Telecommunications Services, Inc.	215,100	4,009,464
Wireless Telecommunication Services 6.5%
American Tower Corp."A"*	225,500	8,539,685
NII Holdings, Inc.*	111,500	7,239,695
SBA Communications Corp."A"*	215,000	6,099,550
Sprint Nextel Corp.	375,700	7,329,907
		29,208,837
Total Common Stocks (Cost $237,069,923)		423,799,998

Securities Lending Collateral 7.4%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $33,341,963)	33,341,963	33,341,963

Cash Equivalents 5.1%
Cash Management QP Trust, 5.33% (d) (Cost $23,074,246)	23,074,246	23,074,246
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $293,486,132)+	106.5	480,216,207
Other Assets and Liabilities, Net	(6.5)	(29,286,263)
Net Assets	100.0	450,929,944

* Non-income producing security.

+ The cost for federal income tax purposes was $293,486,132. At November 30, 2006, net unrealized appreciation for all securities based on tax cost was $186,730,075. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $188,468,275 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,738,200.

(a) All or a portion of these securities were on loan amounting to $28,940,242. In addition, included in other assets and liabilities is a pending sale, amounting to $3,661,208, that is also on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2006 amounted to $32,601,450 which is 7.2% of net assets.

(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending.

(d) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $237,069,923) — including $28,940,242 of securities loaned	$ 423,799,998
Investment in Cash Management QP Trust (cost $23,074,246)	23,074,246
Investment in Daily Assets Fund Institutional (cost $33,341,963)*	33,341,963
Total investments in securities, at value (cost $293,486,132)	480,216,207
Dividends receivable	505,720
Receivable for investments sold	3,916,375
Interest receivable	105,076
Receivable for Fund shares sold	708,595
Other assets	23,469
Total assets	485,475,442
Liabilities
Due to custodian	245,167
Payable upon return of securities loaned	33,341,963
Payable for Fund shares redeemed	366,840
Accrued advisory fee	252,591
Other accrued expenses and payables	338,937
Total liabilities	34,545,498
Net assets, at value	$ 450,929,944
Net Assets
Net assets consist of: Undistributed net investment income	1,336,256
Net unrealized appreciation (depreciation) on investments	186,730,075
Accumulated net realized gain (loss)	6,499,481
Paid-in capital	256,364,132
Net assets, at value	$ 450,929,944

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of November 30, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($260,710,237 ÷ 8,314,688 shares of capital stock outstanding, $.001 par value, 40,000,000 shares authorized)	$ 31.36
Maximum offering price per share (100 ÷ 94.25 of $31.36)	$ 33.27

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,187,597 ÷ 277,805 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 29.47

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,652,591 ÷ 429,297 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)

$ 29.47
Institutional Class Net Asset Value, offering and redemption price(a) per share ($169,379,519 ÷ 5,353,877 shares of capital stock outstanding, $.001 par value, 15,000,000 shares authorized)	$ 31.64

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended November 30, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $20,317)	$ 3,152,282
Interest — Cash Management QP Trust	489,173
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	63,795
Total Income	3,705,250
Expenses: Advisory fee	1,518,570
Administration fee	180,678
Services to shareholders	219,964
Custody and accounting fees	15,926
Distribution service fees	412,951
Auditing	30,177
Legal	25,989
Directors' fees and expenses	10,687
Reports to shareholders	38,488
Registration fees	31,945
Other	11,119
Total expenses before expense reductions	2,496,494
Expense reductions	(39,450)
Total expenses after expense reductions	2,457,044
Net investment income (loss)	1,248,206
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,710,344
Foreign currency related transactions	15,625
2,725,969
Net unrealized appreciation (depreciation) during the period on investments	34,199,788
Net gain (loss) on investment transactions	36,925,757
Net increase (decrease) in net assets resulting from operations	$ 38,173,963

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended November 30, 2006 (Unaudited)	Year Ended May 31, 2006
Operations: Net investment income (loss)	$ 1,248,206	$ 2,196,614
Net realized gain (loss) on investment transactions	2,725,969	5,992,252
Net unrealized appreciation (depreciation) during the period on investment transactions	34,199,788	23,969,831
Net increase (decrease) in net assets resulting from operations	38,173,963	32,158,697
Distributions to shareholders from: Net investment income: Class A	—	(1,312,985)
Institutional Class	—	(1,249,771)
Net realized gains: Class A	—	(6,368,583)
Class B	—	(290,866)
Class C	—	(399,000)
Institutional Class	—	(3,890,824)
Fund share transactions: Proceeds from shares sold	25,034,231	168,963,667
Reinvestment of distributions	—	12,109,330
Cost of shares redeemed	(36,707,303)	(80,981,000)
Redemption fees	930	6,591
Net increase (decrease) in net assets from Fund share transactions	(11,672,142)	100,098,588
Increase (decrease) in net assets	26,501,821	118,745,256
Net assets at beginning of period	424,428,123	305,682,867
Net assets at end of period (including undistributed net investment income of $1,336,256 and $88,050, respectively)	$ 450,929,944	$ 424,428,123

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 28.72	$ 27.20	$ 25.35	$ 20.58	$ 22.67	$ 24.56
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.15	.11	.04	.01	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.57	2.36	2.49	4.86	(1.80)	(1.69)
Total from investment operations	2.64	2.51	2.60	4.90	(1.79)	(1.70)
Less distributions from: Net investment income	—	(.17)	(.06)	(.05)	—	(.05)
Net realized gain on investment transactions	—	(.82)	(.69)	(.08)	(.30)	(.14)
Total distributions	—	(.99)	(.75)	(.13)	(.30)	(.19)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 31.36	$ 28.72	$ 27.20	$ 25.35	$ 20.58	$ 22.67
Total Return (%)[c]	9.19d**	9.29	10.30	23.83	(7.75)	(6.96)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	261	247	189	154	130	193
Ratio of expenses before expense reductions (%)	1.23*	1.20	1.22	1.24	1.22	1.21
Ratio of expenses after expense reductions (%)	1.21*	1.20	1.22	1.24	1.22	1.21
Ratio of net investment income (loss) (%)	.51*	.54	.44	.17	.08	(.03)
Portfolio turnover rate (%)	3*	10	11	7	14	20

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 27.10	$ 25.74	$ 24.16	$ 19.72	$ 21.89	$ 23.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.03)	(.03)	(.05)	(.12)	(.12)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.40	2.21	2.32	4.64	(1.75)	(1.65)
Total from investment operations	2.37	2.18	2.27	4.52	(1.87)	(1.82)
Less distributions from: Net realized gain on investment transactions	—	(.82)	(.69)	(.08)	(.30)	(.14)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 29.47	$ 27.10	$ 25.74	$ 24.16	$ 19.72	$ 21.89
Total Return (%)[c]	8.75d**	8.49	9.46	22.87	(8.44)	(7.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	13	18	22	36
Ratio of expenses before expense reductions (%)	2.09*	1.94	1.97	1.99	1.98	1.96
Ratio of expenses after expense reductions (%)	1.99*	1.94	1.97	1.99	1.98	1.96
Ratio of net investment income (loss) (%)	(.27)*	(.20)	(.31)	(.58)	(.68)	(.78)
Portfolio turnover rate (%)	3*	10	11	7	14	20

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 27.10	$ 25.74	$ 24.15	$ 19.71	$ 21.89	$ 23.85
Income (loss) from investment operations: Net investment income (loss)[b]	(.02)	(.03)	(.05)	(.12)	(.12)	(.17)
Net realized and unrealized gain (loss) on investment transactions	2.39	2.21	2.33	4.64	(1.76)	(1.65)
Total from investment operations	2.37	2.18	2.28	4.52	(1.88)	(1.82)
Less distributions from: Net realized gain on investment transactions	—	(.82)	(.69)	(.08)	(.30)	(.14)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 29.47	$ 27.10	$ 25.74	$ 24.15	$ 19.71	$ 21.89
Total Return (%)[c]	8.75d**	8.49	9.46	22.93	(8.48)	(7.63)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	14	9	6	4	6
Ratio of expenses before expense reductions (%)	2.00*	1.95	1.97	1.99	1.97	1.96
Ratio of expenses after expense reductions (%)	1.95*	1.95	1.97	1.99	1.97	1.96
Ratio of net investment income (loss) (%)	(.23)*	(.21)	(.31)	(.58)	(.67)	(.78)
Portfolio turnover rate (%)	3*	10	11	7	14	20

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended May 31,	2006[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 28.94	$ 27.43	$ 25.57	$ 20.76	$ 22.80	$ 24.70
Income (loss) from investment operations: Net investment income (loss)[b]	.11	.22	.18	.10	.06	.05
Net realized and unrealized gain (loss) on investment transactions	2.59	2.39	2.51	4.90	(1.80)	(1.71)
Total from investment operations	2.70	2.61	2.69	5.00	(1.74)	(1.66)
Less distributions from: Net investment income	—	(.28)	(.14)	(.11)	—	(.10)
Net realized gain on investment transactions	—	(.82)	(.69)	(.08)	(.30)	(.14)
Total distributions	—	(1.10)	(.83)	(.19)	(.30)	(.24)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 31.64	$ 28.94	$ 27.43	$ 25.57	$ 20.76	$ 22.80
Total Return (%)	9.33c**	9.60	10.54	24.14	(7.52)	(6.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	169	156	94	96	90	100
Ratio of expenses before expense reductions (%)	.93*	.95	.97	.99	.97	.96
Ratio of expenses after expense reductions (%)	.92*	.95	.97	.99	.97	.96
Ratio of net investment income (loss) (%)	.80*	.79	.69	.42	.33	.22
Portfolio turnover rate (%)	3*	10	11	7	14	20

[a] For the six months ended November 30, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Equity Partners Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of November 30, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

From November 1, 2005 through May 31, 2006, the Fund incurred approximately $1,080 of net realized currency losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended May 31, 2007.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders semi-annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Distributions received from Real Estate Investment Trusts (REITs) in excess of income are recorded as a reduction of cost of investments and/or realized gain.

B. Purchases and Sales of Securities

During the six months ended November 30, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $6,749,923 and $25,192,017, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Investment Company Capital Corporation ("ICCC" or the "Advisor"), an indirect, wholly owned affiliate of Deutsche Bank AG, is the Advisor for the Fund.

Investment Advisory Agreement. Under the Amended and Restated Investment Management Agreement with ICCC, the Advisor directs the investments of the Fund. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006, in addition to portfolio management services, the Advisor provided certain administrative services in accordance with the Investment Advisory Agreement. For the period from June 1, 2006 through June 30, 2006, the advisory fee, accrued daily and paid monthly, payable under the Investment Advisory Agreement was equal to the annual rates as follows:

First $50 million of the Fund's average daily net assets	1.000%
Next $50 million of such net assets	.850%
Next $100 million of such net assets	.800%
Over $200 million of such net assets	.700%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement, the fund pays a monthly advisory fee based on the Fund's average daily net assets, accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

From July 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its advisory fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering expenses) to the extent necessary to maintain the total operating annual expenses of each class as follows:

Class A	1.19%
Class B	1.91%
Class C	1.91%
Institutional Class	.94%

Accordingly, for the six months ended November 30, 2006, the fee pursuant to these agreements was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets. Alex. Brown Investment Management serves as subadvisor and is responsible for the day to day management of the Fund and is paid by the Advisor for its services.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with Deutsche Investment Management Americas Inc. ("DeIM"), an indirect, wholly owned affiliate of Deutsche Bank AG, pursuant to which DeIM provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays DeIM an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through November 30, 2006, DeIM received an Administration Fee of $180,678, of which $36,731 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the six months ended November 30, 2006, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at November 30, 2006
Class A	$ 140,940	$ 28,458	$ 53,710
Class B	7,073	3,946	2,402
Class C	8,578	2,985	3,536
Institutional Class	46,492	3,588	9,441
	$ 203,083	$ 38,977	$ 69,089

ICCC is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. At its expense, ICCC has delegated its fund accounting and related duties to DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor. In turn, DWS-SFAC and ICCC have retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from June 1, 2006 through June 30, 2006, the amount charged to the Fund by ICCC for accounting services aggregated $8,384, all of which was paid.

Distribution Agreement. Under the Distribution Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of up to 0.25% of the average daily net assets of the Class A shares (through June 30, 2006) and 0.75% of average daily net assets of the Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class A, B and C shares. For the six months ended November 30, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2006
Class A	$ 50,639	$ —
Class B	29,762	5,163
Class C	47,353	7,763
	$ 127,754	$ 12,926

In addition, DWS-SDI provides information and administrative services ("Shareholder Servicing Fee") to the shareholders of Class A (effective July 1, 2006), Class B and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended November 30, 2006, the Shareholder Servicing Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2006	Annualized Effective Rate
Class A	$ 260,864	$ 106,293.25%
Class B	9,510	1,366.24%
Class C	14,823	3,091.23%
	$ 285,197	$ 110,750

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended November 30, 2006 aggregated $8,900.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended November 30, 2006, the CDSC for Class B and C shares aggregated $4,412 and $2,017, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended November 30, 2006, DWS-SDI received $846 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended November 30, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $16,920, of which $6,720 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each Committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay its Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the six months ended November 30, 2006, the Advisor reimbursed the Fund $330, which represented a portion of the expected fee savings for the Advisor through June 30, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended November 30, 2006, the custodian fees were reduced by $143 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended November 30, 2006		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	549,815	$ 16,162,465	2,992,210	$ 84,114,260
Class B	28,615	783,851	99,353	2,645,752
Class C	58,951	1,630,511	242,029	6,443,303
Institutional Class	220,130	6,457,404	2,641,220	75,760,352
		$ 25,034,231		$ 168,963,667
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	251,544	$ 7,022,213
Class B	—	—	9,779	258,660
Class C	—	—	13,501	356,954
Institutional Class	—	—	159,134	4,471,503
		$ —		$ 12,109,330
Shares redeemed
Class A	(818,997)	$ (23,981,628)	(1,595,990)	$ (45,106,195)
Class B	(43,751)	(1,204,833)	(340,240)	(9,085,328)
Class C	(137,513)	(3,794,569)	(108,523)	(2,908,708)
Institutional Class	(262,871)	(7,726,273)	(839,031)	(23,880,769)
		$ (36,707,303)		$ (80,981,000)
Redemption fees		$ 930		$ 6,591
Net increase (decrease)
Class A	(269,182)	$ (7,818,410)	1,647,764	$ 46,031,564
Class B	(15,136)	(420,849)	(231,108)	(6,180,789)
Class C	(78,562)	(2,164,050)	147,007	3,891,556
Institutional Class	(42,741)	(1,268,833)	1,961,323	56,356,257
		$ (11,672,142)		$ 100,098,588

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DeAM, Inc.") and Deutsche Investment Management Americas Inc. ("DeIM"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DeAM, Inc. and DeIM breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DeAM, Inc. and DeIM breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DeAM, Inc. and DeIM neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the regulators' findings, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's investment management agreement with ICCC and the sub-advisory agreement between ICCC and Alex Brown Investment Management ("ABIM") in September 2006. The Fund's investment management agreement with ICCC was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Directors followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Directors are independent of ICCC and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to ABIM is paid by ICCC out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, ICCC is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of ICCC's and ABIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to ICCC by similar funds and institutional accounts advised by ICCC (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by ICCC, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and ICCC of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The investment performance of the Fund and ICCC, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended June 30, 2006, the Fund's performance (Class A shares) was in the 3rd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe. The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended June 30, 2006. The Board recognized that ICCC has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by ICCC and ABIM. The Board considered extensive information regarding ICCC, including ICCC's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by ICCC and ABIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, ICCC and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by ICCC during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with ICCC the cost allocation methodology used to determine ICCC's profitability. In analyzing ICCC's costs and profits, the Board also reviewed the fees paid to and services provided by ICCC and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by ICCC and its affiliates as a result of ICCC's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review ICCC's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by ICCC and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by ICCC and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of ICCC and ABIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of ICCC and ABIM, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to ICCC and its affiliates) research services from third parties that are generally useful to ICCC and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

ICCC's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered ICCC's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by ICCC to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of ICCC's chief compliance officer; (ii) the large number of compliance personnel who report to ICCC's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement with ICCC and the sub-advisory agreement between ICCC and ABIM, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreement.

Following the end of the period covered by this report, the Board approved a substantially identical investment management agreement with DeIM in connection with the merger of ICCC into DeIM. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Class
Automated Information Lines	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLEPX	FEPBX	FEPCX	FLIPX
CUSIP Number	23339H-106	23339H-205	23339H-304	23339H-403
Fund Number	409	609	709	509

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Partners Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	January 29, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	January 29, 2007